UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☐                            Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12.

SUNTRUST PREFERRED CAPITAL I

(Name of Registrant as Specified in its Charter)

SUNTRUST BANKS, INC.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Preliminary Copy

June     , 2009

Dear Normal PPS Holder:

SunTrust Banks, Inc., the sponsor for SunTrust Preferred Capital I, is soliciting consents to amend the Amended and Restated Declaration of Trust of SunTrust Preferred Capital I. This action is subject to approval of the holders of record (as of May 29, 2009) of a majority in aggregate liquidation amount Outstanding (as defined below) of our 5.853% Fixed-to-Floating Rate Normal PPS, liquidation amount $1,000 per security (the “Normal PPS”).

We are asking for your approval of this amendment in order to permit us to retire any Normal PPS we acquire in the tender offer we commenced concurrently with this Consent Solicitation or otherwise. That tender offer – insofar as it relates to the Normal PPS – is conditioned on the success of this consent solicitation.

If we obtain valid consents from the holders of record (as of the record date) of a majority in aggregate liquidation amount Outstanding of our Normal PPS and you are a record holder (as of the record date) who has delivered a valid consent before this consent solicitation expires, we will pay you a fee of $3.75 in cash for each $1,000 liquidation amount of your Normal PPS covered by that consent.

This solicitation is being made on the terms and subject to the conditions set forth in the accompanying Consent Solicitation Statement, which describes the terms of the proposed amendments. This Consent Solicitation Statement is being sent to all holders of the Normal PPS on or about June     , 2009. Also enclosed you will find your Letter of Consent and return envelope. Please complete the Letter of Consent and return it by mail, first-class postage prepaid, hand delivery, overnight courier or by facsimile transmission at the address or facsimile number of D.F. King & Co., Inc., our Information and Tabulation Agent, set forth on the back cover page of the accompanying Consent Solicitation Statement. Consents must be submitted to the Information and Tabulation Agent by 5:00 p.m, New York City time, on June 17, 2009.

Your response to this solicitation is important. Failure to return the enclosed Letter of Consent will have the same effect as a vote against approval of the proposed amendments.

Sincerely,

SunTrust Banks, Inc.

CONSENT SOLICITATION STATEMENT

SUNTRUST PREFERRED CAPITAL I

Solicitation of Consents relating to

Proposed Amendments to the Amended and Restated Declaration of Trust

Governing its 5.853% Fixed-to-Floating Rate Normal PPS, liquidation amount $1,000 per security (CUSIP No. 86800XAA6)

THE CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE 17, 2009, UNLESS OTHERWISE EXTENDED (SUCH TIME AND DATE, AS THEY MAY BE EXTENDED, THE “CONSENT DATE”). CONSENTS MAY BE REVOKED ONLY ON THE TERMS AND CONDITIONS SET FORTH HEREIN.

Subject to the terms and conditions set forth in this Consent Solicitation Statement and the related Letter of Consent, SunTrust Banks, Inc. (“SunTrust”), sponsor of SunTrust Preferred Capital I, a statutory trust organized under Delaware law (the “Trust”), is hereby soliciting consents (such solicitation being referred to herein as the “Consent Solicitation”) of Holders (as defined below) as of the Record Date (as defined below) of the Trust’s 5.853% Fixed-to-Floating Rate Normal PPS, liquidation amount $1,000 per security (CUSIP No. 86800XAA6) (the “Normal PPS”), to amendments (the “Proposed Amendments”) to the Amended and Restated Declaration of Trust governing the Normal PPS, dated as of October 25, 2006, by and among SunTrust, U.S. Bank National Association, as Property Trustee, U.S. Bank Trust National Association, as Delaware Trustee, the Administrative Trustees named therein (collectively, the “Trustees”) and the holders of the trust securities (the “Declaration of Trust”).

The purpose of the Consent Solicitation is to consent to the Proposed Amendments to permit the Trust to retire any Normal PPS tendered in the Tender Offer (as defined below) commenced concurrently with this Consent Solicitation or otherwise. For a more detailed description of the Consent Solicitation, the Tender Offer and the Proposed Amendments, see “Background of the Consent Solicitation” and “The Proposed Amendments” below.

If validly executed consents from Holders or their duly designated proxies (“Duly Designated Proxies”) in respect of a majority in aggregate liquidation amount Outstanding (as defined below) of Normal PPS (the “Requisite Consents”) are received on or prior to the Consent Date and not properly revoked, SunTrust will, as promptly as practicable after the Consent Date, pay to each Holder or their Duly Designated Proxy from whom properly executed and unrevoked Letters of Consent are received by D.F. King & Co., Inc., the Information and Tabulation Agent, on or prior to the Consent Date (each, a “Consenting Holder”) a fee (the “Consent Fee”) equal to $3.75 in cash for each $1,000 in liquidation amount of Normal PPS with respect to which consents are received on or prior to the Consent Date and not revoked. Any written notice of revocation must be received prior to receipt of the Requisite Consents and the effectiveness of the Proposed Amendments (which may occur prior to the Consent Date).

Payment of the Consent Fee is subject to satisfaction or waiver of certain conditions described below. See “The Consent Solicitation—Conditions to the Consent Solicitation; Termination” below.

In this Consent Solicitation Statement, the term “Record Date” means 5:00 p.m., New York City time, on May 29, 2009, and the term “Holder” means each person shown on the records of the registrar for the Normal PPS as a registered holder on the Record Date.

Important Notice Regarding the Availability of Consent Solicitation Materials

The consent solicitation statement is available at www.dfking.com/suntrust

The Solicitation Agents for the Consent Solicitation are:

Goldman, Sachs & Co. Lead Solicitation Agent	Sandler O’Neill + Partners, L.P.	SunTrust Robinson Humphrey

June     , 2009

The Proposed Amendments will become effective with respect to the Normal PPS upon receipt by SunTrust of the Requisite Consents which have not been revoked and the execution and delivery of an Amendment to the Declaration of Trust implementing the Proposed Amendments (the “Amendment”) by SunTrust and the Trustees (which may occur prior to the Consent Date if the Requisite Consents are received before then). After effectiveness of the Proposed Amendments, all current Holders of Normal PPS, including non-consenting Holders, and all subsequent Holders will be bound by the Proposed Amendments.

SunTrust Robinson Humphrey, Inc., an affiliate of SunTrust, owns approximately $30,569,000 in aggregate liquidation amount of the Normal PPS. Pursuant to the Declaration of Trust, such Normal PPS are not deemed Outstanding for purposes of determining whether a majority in aggregate liquidation amount of Outstanding Normal PPS have consented to the Proposed Amendments. Accordingly, approximately $469,431,000 in aggregate liquidation amount of Normal PPS are deemed “Outstanding” for the purpose of determining the Requisite Consent.

Only Holders and Duly Designated Proxies whose properly executed Letters of Consent are received by the Information and Tabulation Agent on or prior to the Consent Date and who do not properly revoke their consent will be entitled to receive the Consent Fee in the event the Proposed Amendments become effective. No other Holders and Duly Designated Proxies will be entitled to receive the Consent Fee, but all Holders will be bound by the Proposed Amendments if they become effective. Subject to the terms and conditions of this Consent Solicitation Statement and the related Letter of Consent, SunTrust will pay the Consent Fee to the Consenting Holders as promptly as practicable after the Consent Date.

Holders and Duly Designated Proxies are requested to read and consider carefully the information contained in this Consent Solicitation Statement and the related Letter of Consent and to give their consent to the Proposed Amendments by properly completing and executing the accompanying Letter of Consent in accordance with the instructions set forth herein and therein.

SunTrust expressly reserves the right, in its sole discretion and regardless of whether any of the conditions described under “The Consent Solicitation—Conditions to the Consent Solicitation” have been satisfied, subject to applicable law, at any time prior to the effectiveness of the Proposed Amendments to (i) terminate the Consent Solicitation for any reason, (ii) waive any of the conditions to the Consent Solicitation, (iii) extend the Consent Date, (iv) amend the terms of the Consent Solicitation or (v) modify the form or amount of the consideration to be paid pursuant to the Consent Solicitation. See “The Consent Solicitation—Consent Date; Extensions; Amendment.” No Consent Fee will be paid if the Requisite Consents are not received or if the Consent Solicitation is terminated prior to the Proposed Amendments becoming effective for any reason.

The transfer of Normal PPS after the Record Date will not have the effect of revoking any consent theretofore validly given by a Holder and Duly Designated Proxy, and each properly completed and executed Letter of Consent will be counted notwithstanding any transfer of the Normal PPS to which such Letter of Consent relates, unless the procedure for revoking consents described herein and in the Letter of Consent has been completed.

Recipients of this Consent Solicitation Statement and the accompanying materials should not construe the contents hereof or thereof as legal, business or tax advice. Each recipient should consult its own attorney, business advisor and tax advisor as to legal, business, tax and related matters concerning the Consent Solicitation.

Capitalized terms used in this Consent Solicitation Statement that are not otherwise defined herein have the meanings set forth in the Declaration of Trust.

IMPORTANT

Only Holders and Duly Designated Proxies are eligible to consent to the Proposed Amendments. Any beneficial owner of Normal PPS who is not a Holder of such Normal PPS must arrange with the person who is the Holder or such Holder’s assignee or nominee (i) to execute and deliver a Letter of Consent on behalf of such beneficial owner or (ii) to deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf. For purposes of the Consent Solicitation, The Depository Trust Company (“DTC”) has authorized DTC participants (“Participants”) set forth in the position listing of DTC as of the Record Date to execute Letters of

Consent as if they were the Holders of the Normal PPS held of record in the name of DTC or the name of its nominee. Accordingly, for purposes of the Consent Solicitation, the term “Holder” shall be deemed to include such Participants.

Holders and Duly Designated Proxies who wish to consent must deliver their properly completed and executed Letter of Consent to the Information and Tabulation Agent at the address set forth on the back cover page of this Consent Solicitation Statement and in the Letter of Consent in accordance with the instructions set forth herein and therein. Consents should not be delivered to the Trust, SunTrust, the Trustees or the Solicitation Agents. However, SunTrust reserves the right (but is not obligated) to accept any Letters of Consent received by any other reasonable means or in any form that reasonably evidences the giving of consent to the Proposed Amendments.

No person has been authorized to give any information or make any representations other than those contained or incorporated by reference herein or in the accompanying Letter of Consent and other materials, and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust, SunTrust, the Trustees, the Solicitation Agents or any other person. The statements made in this Consent Solicitation Statement are made as of the date hereof, and the delivery of this Consent Solicitation Statement and the accompanying materials shall not, under any circumstances, create any implication that the information contained herein is correct after the date hereof.

Please handle this matter through your bank or broker. Questions concerning the terms of the Consent Solicitation should be directed to the Lead Solicitation Agent at the address or telephone numbers set forth on the back cover hereof. Requests for assistance in completing and delivering Letters of Consent or requests for additional copies of this Consent Solicitation Statement, the Letter of Consent or other related documents should be directed to the Information and Tabulation Agent at the address or telephone numbers set forth on the back cover hereof.

SUNTRUST BANKS, INC. AND SUNTRUST PREFERRED CAPITAL I

SunTrust, with total assets of $179.1 billion as of March 31, 2009, is one of the nation’s largest financial services holding companies. Through its flagship subsidiary, SunTrust Bank, SunTrust provides deposit, credit and trust and investment services. Additional subsidiaries provide mortgage banking, insurance, asset management, equipment leasing, brokerage and capital market services. SunTrust’s client base encompasses a broad range of individuals and families, high-net-worth clients, businesses and institutions. SunTrust enjoys strong market positions in some of the highest-growth markets in the United States and also serves clients in selected markets nationally. SunTrust’s priorities include consistency in financial performance, quality in customer service and a strong commitment to all segments of the communities it serves. As of March 31, 2009, SunTrust had 1,694 retail and specialized service branches and 2,673 ATMs, which are located primarily in Florida, Georgia, Maryland, North Carolina, South Carolina, Tennessee, Virginia and the District of Columbia. In addition, SunTrust provides clients with a selection of technology-based banking channels including Internet, PC and Telephone Banking. SunTrust’s internet address is www.suntrust.com. Information presented on or accessed through SunTrust’s web site is not incorporated into, or made a part of, this Consent Solicitation Statement. As of March 31, 2009, SunTrust had total assets under advisement of $181.1 billion. This includes $152.3 billion in trust assets as well as $28.8 billion in retail brokerage assets. SunTrust’s mortgage servicing portfolio was $166.4 billion as of March 31, 2009.

The Trust is a Delaware statutory trust. SunTrust is the sole holder of all the common securities of the Trust. The sole assets and sources of funds to make payments on the Normal PPS are the junior subordinated notes SunTrust issued to the Trust (the “Underlying Notes”) and the stock purchase contracts (the “Stock Purchase Contracts”) issued pursuant to the stock purchase contract agreement (the “Stock Purchase Contract Agreement”) between the Trust and SunTrust. To the extent that the Trust receives interest payments on the relevant Underlying Notes or payments pursuant to the Stock Purchase Contracts, it is obligated to distribute those amounts to the holders of Normal PPS, in the form of semi-annual or quarterly distributions. SunTrust provided holders of Normal PPS a guarantee in support of the Trust’s obligation to make distributions on their Normal PPS, but only to the extent the Trust has funds available for distribution.

BACKGROUND OF THE CONSENT SOLICITATION

Concurrent Tender Offer

Concurrent with this Consent Solicitation, SunTrust commenced an offer to purchase (as amended from time to time, the “Tender Offer”) up to $1,000,000,000 aggregate liquidation preference or amount of the issued and outstanding Normal PPS and certain other securities, on the terms and subject to the conditions described in the offer to purchase included as exhibit (a)(1)(A) to SunTrust’s Schedule TO, filed with the Securities and Exchange Commission on June 1, 2009 (the “Offer to Purchase”).

The Tender Offer, insofar as it relates to the Normal PPS, is conditioned on among other things our receiving the Requisite Consents pursuant to this solicitation. For additional information regarding the Tender Offer, please refer to the Offer to Purchase.

Supervisory Capital Assessment Program

The Tender Offer is part of SunTrust’s capital plan to increase its Common Stock as a component of its capital base. SunTrust announced its capital plan on May 15, 2009 in response to forward looking capital assessments conducted by the United States Treasury, working through and with the other primary federal regulators of banks, under the Supervisory Capital Assessment Program (the “SCAP”) to gauge the level of capitalization of the largest 19 U.S. bank holding companies (including SunTrust). During the SCAP assessments, supervisors evaluated the extent to which each of the 19 institutions would need to alter either the amount or the composition (or both) of their respective Tier 1 capital levels to be able to comfortably exceed minimum regulatory requirements at year-end 2010 under both a baseline scenario and under a scenario assuming a more significantly adverse economic environment than is currently anticipated. SunTrust was advised that, under more-adverse-than-expected scenario, it would need to adjust the composition of its Tier 1 capital resources to increase the common equity portion of Tier 1 capital by $2.16 billion. Concurrent with the Tender Offer, SunTrust also commenced an underwritten Common Stock offering for expected gross proceeds of $1.4 billion. In addition to the Tender Offer, as part of SunTrust’s capital plan, SunTrust commenced a $1.25 billion “at-the-market” offering of shares of Common Stock and announced its intention to reduce its quarterly dividend on its Common Stock from $0.10 per share to $0.01 per share beginning in September 2009. As of May 29, 2009, SunTrust had issued and sold 17.7 million shares of Common Stock for a gross purchase price of $260.1 million in the “at-the-market” offering.

THE PROPOSED AMENDMENTS

As described above, SunTrust has offered to purchase the Normal PPS. SunTrust is seeking consent from the Holders to amend the Declaration of Trust to permit the Trust to retire any Normal PPS tendered in the Tender Offer or otherwise. The Proposed Amendments will also permit the Trustees to amend or modify the Stock Purchase Contract Agreement or the Collateral Agreement as necessary to facilitate the retirement of the Normal PPS. The Proposed Amendments are necessary in order for SunTrust to realize the full accounting benefit arising out of the acquisition of Normal PPS pursuant to the Tender Offer. The Amendment that will implement the Proposed Amendments will be in substantially the form of a draft that will be available from the Information Agent and filed with the SEC by the time the definitive consent solicitation statement is distributed to Holders. If the Requisite Consents are received on or prior to the Consent Date and not properly revoked and the conditions to the Consent Solicitation are satisfied or waived, then such Requisite Consents will also authorize SunTrust to adjust the Amendment to effectuate the intent of SunTrust to permit the Trust to retire any Normal PPS tendered in the Tender Offer or otherwise.

THE CONSENT SOLICITATION

Overview

The Proposed Amendments will become effective with respect to the Normal PPS upon receipt by SunTrust of the Requisite Consents which have not been revoked and the execution and delivery of the Amendment to the Declaration of Trust implementing the Proposed Amendments by SunTrust and the Trustees (which may occur prior to the Consent Date if the Requisite Consents are received before then). After effectiveness of the Proposed Amendments, all current Holders of Normal PPS, including non-consenting Holders, and all subsequent Holders will be bound by the Proposed Amendments.

Failure to deliver a Letter of Consent will have the same effect as if a Holder had chosen not to give its consent with respect to the Proposed Amendments. SunTrust will provide notice to Holders of receipt of the Requisite Consents (if the Requisite Consents have been received) on or after the Consent Date.

The delivery of a Letter of Consent will not affect a Holder’s (or Duly Designated Proxy’s) right to sell or transfer the Normal PPS. If a Holder (or Duly Designated Proxy) delivers a consent and subsequently transfers its Normal PPS prior to the Consent Date, any payment pursuant to the Consent Solicitation with respect to such Normal PPS will be made to such Holder (or Duly Designated Proxy), unless the consent with respect to such Normal PPS has been validly revoked by such Holder (or Duly Designated Proxy) at any time prior to the effectiveness of the Proposed Amendments (which may occur prior to the Consent Date).

Beneficial owners of the Normal PPS who wish to provide a consent and whose Normal PPS are held, as of the Record Date, in the name of a broker, dealer, commercial bank, trust company or other nominee institution must contact such nominee promptly and instruct such nominee, as the Holder of such Normal PPS, to execute promptly and deliver a Letter of Consent on behalf of the beneficial owner on or prior to the Consent Date.

Voting materials, which include this Consent Solicitation Statement and a Letter of Consent, are being mailed to all Holders on or about June     , 2009. As of the Record Date, there were outstanding 500,000 Normal PPS, held of record by one registered holder, the nominee for the Depository Trust Company. Each Normal PPS entitles the holder of record to one vote on the Proposed Amendments. Only Holders and Duly Designated Proxies are eligible to consent to the Proposed Amendments.

Consent Fee

If the Requisite Consents are received on or prior to the Consent Date and not properly revoked and the conditions to the Consent Solicitation are satisfied or waived, SunTrust will pay (directly or through an agent), to each Consenting Holder, the Consent Fee as promptly as practicable after the Consent Date. The Consent Fee to be paid to the Consenting Holders is $3.75 in cash per $1,000 in liquidation amount of Normal PPS with respect to which valid consents are received on or prior to the Consent Date and not properly revoked.

Effectiveness of Amendment

If the Requisite Consents are received on or prior to the Consent Date and not properly revoked, the Proposed Amendments will become effective with respect to the Normal PPS upon receipt by the Trust of such Requisite Consents which have not been revoked and the execution and delivery of the Amendment to the Declaration of Trust by SunTrust and the Trustees.

Record Date

The Record Date for the determination of Holders entitled to give consents pursuant to the Consent Solicitation is 5:00 p.m., New York City time, on May 29, 2009. This Consent Solicitation Statement and the related Letter of Consent are being sent to all Holders. SunTrust reserves the right to establish from time to time any new date as the

Record Date and, thereupon, any such new date will be deemed to be the “Record Date” for purposes of the Consent Solicitation.

Conditions to the Consent Solicitation; Termination

SunTrust’s acceptance of validly executed, delivered and unrevoked consents and payment of the Consent Fee with respect thereto are subject to (i) Requisite Consents having been received (and not revoked) on or prior to the Consent Date and (ii) the absence of any law or regulation, and the absence of any injunction or action or other proceeding (pending or threatened), that (in the case of any action or proceeding if adversely determined) would make unlawful or invalid or enjoin the implementation of the Proposed Amendments or the payment of the Consent Fee or that would question the legality or validity thereof.

If any of the preceding conditions are not satisfied on or prior to the Consent Date, SunTrust may, in its sole discretion and without giving any notice, allow the Consent Solicitation to lapse, or extend the solicitation period and continue soliciting consents to the Consent Solicitation. Subject to applicable law, the Consent Solicitation may be abandoned or terminated at any time if the Proposed Amendments have not become effective for any reason, in which case any consents received will be voided and no Consent Fee will be paid.

Consent Date; Extensions; Amendment

The term “Consent Date” means 5:00 p.m., New York City time, on June 17, 2009, unless SunTrust, in its sole discretion, extends the period during which the Consent Solicitation is open, in which case the term “Consent Date” means the latest time and date to which the Consent Solicitation is extended. In order to extend the Consent Date, SunTrust will notify the Information and Tabulation Agent in writing or orally of any extension and will make a public announcement thereof, in each case prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Consent Date. SunTrust may extend the Consent Solicitation on a daily basis or for such specified period of time as it determines in its sole discretion. Failure by any Holder or beneficial owner of Normal PPS to be so notified will not affect the extension of the Consent Solicitation.

If the Consent Solicitation is amended or modified in a manner determined by SunTrust to constitute a material change to the Holders, SunTrust will promptly disclose such amendment or modification in a manner deemed appropriate and may, if appropriate, extend the Consent Solicitation for a period deemed by it to be adequate to permit the Holders to deliver and/or revoke their consents.

Notwithstanding anything to the contrary set forth in this Consent Solicitation Statement, SunTrust expressly reserves the right, in its sole discretion and regardless of whether any of the conditions described above under “—Conditions to the Consent Solicitation” have been satisfied, subject to applicable law, to (i) terminate the Consent Solicitation for any other reason, (ii) waive any of the conditions to the Consent Solicitation, (iii) extend the Consent Date with respect to the Consent Solicitation, (iv) amend the terms of the Consent Solicitation, or (v) modify the form or amount of the consideration to be paid pursuant to the Consent Solicitation.

Procedures for Consenting

All Letters of Consent that are properly executed and received by the Information and Tabulation Agent on or prior to the Consent Date and not timely revoked will be given effect in accordance with the terms thereof.

Holders (and Duly Designated Proxies) who desire to act with respect to the Proposed Amendments should so indicate by signing and dating a Letter of Consent and delivering it to the Information and Tabulation Agent by mail, first-class postage prepaid, hand delivery, overnight courier or by facsimile transmission at the appropriate address or facsimile number set forth in the Letter of Consent, in accordance with the instructions contained herein and therein. Signatures must be guaranteed in accordance with paragraph 6 of the instructions in the Letter of Consent.

The Letter of Consent must be executed in exactly the same manner as the name of the Holder appears on the Normal PPS. An authorized Participant must execute the Letter of Consent exactly as its name appears on DTC’s position listing as of the Record Date. If the Normal PPS are held of record by two or more joint Holders, all such Holders must sign the Letter of Consent. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Holder acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to SunTrust of such person’s authority to so act. If the Normal PPS are registered in different names, separate Letters of Consent must be executed covering each form of registration. If a Letter of Consent is executed by a person other than the Holder, then such person must be a Duly Designated Proxy in order to execute the Letter of Consent on behalf of the Holder. Any beneficial owner of the Normal PPS who is not a Holder of record of such Normal PPS must arrange with the person who is the Holder of record or such Holder’s assignee or nominee (i) to execute and deliver a Letter of Consent on behalf of such beneficial owner or (ii) to deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf. For purposes of the Consent Solicitation, DTC has authorized Participants set forth in the position listing of DTC as of the Record Date to execute Letters of Consent as if they were Holders of the Normal PPS held of record in the name of DTC or the name of its nominee. Accordingly, for purposes of the Consent Solicitation, the term “Holder” shall be deemed to include such Participants.

If a consent relates to fewer than all the Normal PPS held of record as of the Record Date by the person providing such consent, such person must indicate on the Letter of Consent the aggregate dollar amount (in integral multiples of $1,000) of such Normal PPS to which the consent relates. Otherwise, the consent will be deemed to relate to all such Normal PPS.

A Holder (or Duly Designated Proxy) must complete, sign and date the Letter of Consent (or photocopy thereof) for such Holder’s Normal PPS and deliver such Letter of Consent to the Information and Tabulation Agent by mail, first-class postage prepaid, hand delivery, overnight courier or by facsimile transmission at the address or facsimile number of the Information and Tabulation Agent set forth on the back cover page hereof. Delivery of Letters of Consent should be made sufficiently in advance of the Consent Date to assure that the Letter of Consent is received prior to the Consent Date.

SunTrust reserves the right to receive Letters of Consent by any other reasonable means or in any form that reasonably evidences the giving of consent.

All questions as to the validity, form, eligibility (including time of receipt) and acceptance of consents and revocations of consents will be resolved by SunTrust whose determinations will be binding. SunTrust reserves the absolute right to reject any or all consents and revocations that are not in proper form or the acceptance of which could, in the opinion of SunTrust’s counsel, be unlawful. SunTrust also reserves the right to waive any defects, irregularities or conditions of consent as to the Normal PPS. A waiver of any defect or irregularity with respect to the consent in respect of one Normal PPS shall not constitute a waiver of the same or any other defect or irregularity with respect to the consent in respect of any other Normal PPS except to the extent SunTrust may otherwise so provide. SunTrust’s interpretations of the terms and conditions of the Consent Solicitation, including the instructions in this Letter of Transmittal, will be final and binding. No consent as to any Normal PPS will be deemed to have been validly made until all defects or irregularities with respect to such consent have been cured or waived by SunTrust. All consenting Holders, by execution of this Letter of Transmittal or a facsimile hereof, waive any right to receive notice of the acceptance of their consent. None of the Trust, SunTrust, the Solicitation Agents, the Information and Tabulation Agent or any other person will be under any duty to give notice of any defects or irregularities in consents or will incur any liability for failure to give any such notice.

Revocation of Consents

All properly completed and executed Letters of Consent received prior to the Consent Date will be counted, notwithstanding any transfer of any Normal PPS to which such Letter of Consent relates, unless the Information and Tabulation Agent receives from a Holder (or Duly Designated Proxy) a written notice of revocation at any time prior to the effectiveness of the Proposed Amendments (which may occur prior to the Consent Date). Any notice of revocation received after the Proposed Amendments become effective will not be effective, even if received prior to the Consent Date. A consent to the Proposed Amendments by a Holder (or Duly Designated Proxy) will bind the Holder (or Duly Designated Proxy) and every subsequent holder of such Normal PPS or portion of such Normal PPS, even if notation of the consent is not made on such Normal PPS.

To be effective, a notice of revocation must be in writing, must contain the name of the Holder (or Duly Designated Proxy) and the aggregate liquidation amount of the Normal PPS to which it relates and must be (i) signed in the same manner as the original Letter of Consent or (ii) accompanied by a duly executed proxy or other authorization (in form satisfactory to SunTrust). All revocations of consents must be sent to the Information and Tabulation Agent at its address set forth in the Letter of Consent.

To be effective, the revocation must be executed by the Holder in the same manner as the name of such Holder appears on the books of the register maintained by the Delaware Trustee or as set forth in DTC’s position listing without alteration, enlargement or any change whatsoever. If a revocation is signed by a trustee, executor, administrator, guardian, duly designated proxy of the Holder, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must indicate such fact when signing and must, unless waived by SunTrust, submit with the revocation appropriate evidence of authority to execute the revocation. A revocation of the consent will be effective only as to the Normal PPS listed on the revocation and only if such revocation complies with the provisions of this Consent Solicitation Statement and the Letter of Consent. Only a Holder (or a Duly Designated Proxy) is entitled to revoke a consent previously given. A beneficial owner of the Normal PPS must arrange with the Holder to execute and deliver on its behalf a revocation of any consent already given with respect to such Normal PPS. A transfer of Normal PPS after the Record Date must be accompanied by a duly executed proxy from the relevant Holder if the subsequent transferee is to have revocation rights with respect to the relevant consent to the Proposed Amendments. A purported notice of revocation that is not received by the Information and Tabulation Agent in a timely fashion and accepted by SunTrust as a valid revocation will not be effective to revoke a consent previously given.

A revocation of a consent may not be rescinded. A Holder (or Duly Designated Proxy) who has delivered a revocation may thereafter deliver a new Letter of Consent by following one of the described procedures at any time prior to the Consent Date.

Prior to the earlier of (i) the effectiveness of the Proposed Amendments (which may occur prior to the Consent Date) or (ii) the Consent Date, SunTrust intends to consult with the Information and Tabulation Agent to determine whether the Information and Tabulation Agent has received any revocations of consents. SunTrust reserves the right to contest the validity of any revocations.

No Dissenters’ Rights

Holders of Normal PPS do not have dissenters’ rights with respect to the Proposed Amendments.

Solicitation Agents

SunTrust has retained Goldman, Sachs & Co. as lead solicitation agent (the “Lead Solicitation Agent”) and Sandler O’Neill & Partners, L.P. and SunTrust Robinson Humphrey, Inc as solicitation agents (together with the Lead Solicitation Agent, the “Solicitation Agents”) with respect to the Consent Solicitation. The Solicitation Agents will solicit consents and may solicit such consents personally, telephonically, electronically or by other customary means of solicitation. The Solicitation Agents will receive a customary fee for such services and reimbursement for reasonable out-of-pocket expenses, including the reasonable fees and expenses of their counsel, incurred in connection with such services. SunTrust has agreed to indemnify the Solicitation Agents against certain liabilities and expenses, including liabilities under securities laws, in connection with the Consent Solicitation.

Directors, officers and employees of SunTrust and employees and Administrative Trustees of the Trust may also solicit consents.

Questions with respect to the terms of the Consent Solicitation should be directed to the Lead Solicitation Agent in accordance with its contact information set forth on the back cover of this Consent Solicitation Statement.

Information and Tabulation Agent

SunTrust has retained D.F. King & Co., Inc. to act as information and tabulation agent with respect to the Consent Solicitation (the “Information and Tabulation Agent”). For the services of the Information and Tabulation

Agent, SunTrust has agreed to pay reasonable and customary fees and to reimburse the Information and Tabulation Agent for its reasonable out-of-pocket expenses in connection with such services.

Requests for assistance in completing and delivering the Letter of Consent or requests for additional copies of this Consent Solicitation Statement, the Letter of Consent and other related documents should be directed to the Information and Tabulation Agent at its address and telephone numbers set forth on the back cover hereof. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Consent Solicitation. The executed Letter of Consent and any other documents required by the Letter of Consent should be sent to the Information and Tabulation Agent at the address set forth in the Letter of Consent, and not to SunTrust, the Trustees or the Lead Solicitation Agent.

Fees and Expenses

SunTrust will bear the costs of the Consent Solicitation. SunTrust will reimburse the Property Trustee and the Delaware Trustee for the reasonable and customary expenses that they incur in connection with the Consent Solicitation. SunTrust will also reimburse banks, trust companies, securities dealers, nominees, custodians and fiduciaries for their reasonable and customary expenses in forwarding this Consent Solicitation Statement, the accompanying Letter of Consent and other materials to beneficial owners of the Normal PPS. The total amount estimated to be spent for, in furtherance of, or in connection with the Consent Solicitation is approximately $2.2 million and the total expenditures to date for, in furtherance of, or in connection with the Consent Solicitation is approximately $75,000.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following summary describes certain U.S. federal income tax considerations relating to the Consent Solicitation. This summary applies only to Normal PPS held as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes. It does not discuss any state, local or foreign tax consequences, nor does it deal with beneficial owners of Normal PPS that may be subject to special treatment for U.S. federal income tax purposes. For example, this summary does not address tax consequences to beneficial owners of Normal PPS who are dealers in securities or currencies, traders in securities that elect to use the mark-to-market method of accounting for their securities, financial institutions, regulated investment companies, real estate investment trusts, tax-exempt entities or insurance companies, persons holding Normal PPS as part of a hedging, integrated, constructive sale or conversion transaction or a straddle, persons liable for the alternative minimum tax or U.S. holders (as defined below) whose “functional currency” is not the U.S. dollar.

If an entity classified as a partnership for U.S. federal income tax purposes holds Normal PPS, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the entity. A partner in such an entity should consult its own tax advisor regarding the tax consequences relating to the Consent Solicitation.

The discussion below is based upon the provisions of the Internal Revenue Code of 1986, as amended, and regulations, rulings and judicial decisions, all as of the date hereof. Those authorities may be changed, perhaps retroactively, or subject to differing interpretations, so as to result in U.S. federal income tax consequences different from those discussed below. There is no authority directly addressing the U.S. federal income tax consequences of the adoption of the Proposed Amendments and receipt of the Consent Fee. In addition, no rulings have been requested from the Internal Revenue Service (the “IRS”) with respect to any of the U.S. federal income tax consequences of the Consent Solicitation. As a result, there can be no assurance that the IRS or a court will agree with the U.S. federal income tax consequences described below.

Beneficial owners of Normal PPS are urged to consult their own tax advisors regarding the U.S. federal income tax consequences of the Consent Solicitation to them in light of their particular situations, as well as any consequences arising under the laws of any other taxing jurisdiction.

U.S. Holders

For purposes of the following discussion, a “U.S. holder” is a beneficial owner of a Normal PPS that is for U.S. federal income tax purposes:

•	a citizen or resident of the United States,

•	a corporation (or other entity treated as a corporation) created or organized in or under the laws of the United States or any political subdivision of the United States,

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source, or

•

a trust that (1) is subject to the primary supervision of a court within the United States and one or more U.S. persons has authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

Receipt of Consent Fee. There is no authority directly addressing the U.S. federal income tax treatment of the Consent Fee or payments similar to the Consent Fee. SunTrust intends to treat the Consent Fee as consideration paid to consenting beneficial owners of Normal PPS for their consent to the Proposed Amendments. Assuming such treatment, a U.S. Holder will recognize ordinary income equal to the amount of any Consent Fee received. However, alternative characterizations are possible. For example, in the case of a U.S. holder who sells its Normal PPS in the Tender Offer, the Consent Fee might be treated as additional consideration paid by SunTrust for the holder’s Normal PPS. U.S. holders who participate in the Tender Offer should consult their tax advisors regarding this possible alternative characterization and the consequences to them of such characterization.

Adoption of Proposed Amendments. Based on the classification of the Trust as one or more grantor trusts or agency arrangements for U.S. federal income tax purposes, each holder of a Normal PPS is treated as owning an undivided beneficial ownership interest in the notes (the “Notes”) and the stock purchase contracts (the “Stock Purchase Contracts”) held by the Trust. The U.S. federal income tax consequences to a U.S. holder of the adoption of the Proposed Amendments will depend upon whether the Proposed Amendments result in a deemed exchange for U.S. federal income tax purposes of either the Notes or the Stock Purchase Contracts.

In the case of the Notes, a deemed exchange will occur if the Proposed Amendments cause a “significant modification” of the Notes. In general, the modification of a debt instrument is a “significant modification” if, based on all the facts and circumstances (and, subject to certain exceptions, taking into account all modifications of the debt instrument collectively), the legal rights or obligations that are altered and the degree to which they are altered is “economically significant.” The Proposed Amendments will not cause a significant modification of the Notes under this general rule.

The applicable regulations also provide that a change in the yield of a debt instrument is a significant modification if the yield of the modified instrument (determined by taking into account any payments made by the issuer to the holder as consideration for a modification) varies from the yield on the unmodified instrument (determined as of the date of the modification) by more than the greater of 25 basis points or 5 percent of the annual yield of the unmodified instrument. The payment of the Consent Fee will not result in a significant modification of the Notes under the above formulation, even if the entire Consent Fee were treated as a payment by SunTrust to consenting holders as consideration for a modification of the Notes.

The “significant modification” standard described above does not apply with respect to non-debt financial instruments, such as the Stock Purchase Contracts. However, based on general tax principles and taking into account the ministerial nature of the Proposed Amendments, the Proposed Amendments will not cause a deemed exchange of the Stock Purchase Contracts.

Accordingly, the adoption of the Proposed Amendments and payment of the Consent Fee will not result in a deemed exchange of the Notes or the Stock Purchase Contracts for U.S. federal income tax purposes. Therefore, U.S. holders (including for this purpose any U.S. holder that exchanges Normal PPS and U.S. Treasury securities for Stripped PPS and Capital PPS) will not recognize any gain or loss as a result of the adoption of the Proposed Amendments and the payment of the Consent Fee, except to the extent described above under “—Receipt of Consent Fee.”

Non-U.S. Holders

For purposes of the following discussion, a non-U.S. holder is a beneficial owner of a Normal PPS that is not a U.S. holder and not a partnership (or other entity classified as a partnership) for U.S. federal income tax purposes.

Non-U.S. holders (including for this purpose any non-U.S. holder that exchanges Normal PPS and U.S. Treasury securities for Stripped PPS and Capital PPS) generally will not be subject to U.S. federal income or withholding tax in connection with the Consent Solicitation, except as described below with respect to their receipt of the Consent Fee. SunTrust or its withholding agent will withhold U.S. federal income tax from the Consent Fee paid to any non-U.S. holder at a rate of 30% unless (i) the non-U.S. holder provides a properly executed IRS Form W-8ECI certifying, under penalties of perjury, that receipt of the Consent Fee is effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States or (ii) the non-U.S. holder provides a properly executed IRS Form W-8BEN establishing its entitlement to an exemption from, or a reduction in the rate of, such withholding tax under an applicable income tax treaty between the United States and the non-U.S. holder’s country of residence.

Each Non-U.S. Holder is urged to consult its own tax advisor regarding the Consent Solicitation in general and, in particular, its eligibility (if any) for an exemption from, or a reduction in the rate of, U.S. federal withholding tax under an applicable income tax treaty or otherwise.

Information Reporting and Backup Withholding

In general, information reporting requirements will apply to the payment of the Consent Fee to U.S. holders other than certain exempt recipients (such as corporations). The Consent Fee payment may also be subject to backup withholding unless the U.S. holder (i) is a corporation or other exempt recipient and, when required, establishes this exemption or (ii) provides its correct taxpayer identification number (which, in the case of an individual, is his or her social security number), certifies that it is not currently subject to backup withholding and otherwise complies with applicable requirements of the backup withholding rules. In general, a U.S. holder can satisfy these requirements by completing and submitting the IRS Form W-9 that is included in the Letter of Consent.

In general, if a Normal PPS is not held through a qualified intermediary, certain information with respect to the payment of a Consent Fee to a non-U.S. holder may be reportable on IRS Form 1042-S. In general, information reporting on an IRS Form 1099 and backup withholding will not apply to the payment of the Consent Fee to a non-U.S. holder, provided (i) the non-U.S. holder provides an applicable Form W-8, or appropriate substitute form, certifying as to its non-U.S. status, and the payor does not have actual knowledge or reason to know that the non-U.S. holder is a U.S. person or (ii) the non-U.S. holder otherwise establishes an exemption.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a credit against a holder’s U.S. federal income tax liability and, if withholding results in an overpayment of tax, the holder may be entitled to a refund, provided that the required information is timely furnished to the IRS.

AVAILABLE INFORMATION

SunTrust is currently subject to the informational requirements of the Exchange Act and is required to file certain reports and other information with the SEC. You may read and copy any document that SunTrust files at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. In addition, SunTrust’s SEC filings are available to the public from the SEC’s web site at http://www.sec.gov. SunTrust’s SEC filings are also available at the offices of the NYSE. For further information on obtaining copies of SunTrust’s public filings at the NYSE, you should call 212-656-3000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The Trust has not obtained verifiable information that would allow it to determine that any beneficial owner owns more than 5% of the outstanding Normal PPS.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

None of the Normal PPS are held by the Administrative Trustees or directors and executive officers of SunTrust. SunTrust Robinson Humphrey, Inc., an affiliate of SunTrust, owns approximately $30,569,000 in aggregate liquidation amount of the Normal PPS.

SECURITYHOLDER PROPOSALS

Pursuant to the Declaration of Trust no annual meeting of Holders is required to be held. Accordingly, SEC rules with respect to shareholder proposals that may be submitted at annual meetings are generally inapplicable to the Trust.

HOUSEHOLDING

The SEC’s proxy rules permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for consent or proxy solicitations with respect to two or more holders sharing the same address by delivering a single consent solicitation to those holders. This method of delivery, often referred to as householding, should reduce the amount of duplicate information that holders receive and lower printing and mailing costs for companies. You can request delivery of a single copy of a solicitation statement if you share the same address as another Normal PPS Holder by contacting the Information and Tabulation Agent.

MISCELLANEOUS

The Consent Solicitation is not being made to, and Letters of Consent will not be accepted from or on behalf of, Holders in any jurisdiction in which the making of the Consent Solicitation or the acceptance thereof would not be in compliance with the laws of such jurisdiction. However, SunTrust may in its discretion take such action as it may deem necessary to make the Consent Solicitation in any such jurisdiction and to extend the Consent Solicitation to Holders in such jurisdiction.

Requests for assistance in completing and delivering the Letter of Consent or requests for additional copies of this Consent Solicitation Statement, the accompanying Letter of Consent and other related documents should be directed to the Information and Tabulation Agent:

D.F. King & Co., Inc.

48 Wall Street

22nd Floor

New York, NY 10005

Banks and Brokerage Firms, Please Call: (212) 269-5550

All Others Call Toll-free: (800) 735-3107

The following methods are available for delivering your Letters of Consent:

By Hand, Mail or Overnight Delivery:

48 Wall Street

22nd Floor

New York, NY 10005

Attn: Elton Bagley

By Facsimile Transmission:

(212) 809-8838

To Confirm Receipt Please Call:

(212) 493-6996

Questions concerning the terms of the Consent Solicitation should be directed to the Lead Solicitation Agent:

Goldman, Sachs & Co.

Liability Management Group

One New York Plaza, 48th Floor

New York, New York 10004

(877) 686-5059 (toll-free)

(212) 902-5183 (collect)

APPENDIX A

PRELIMINARY COPY

SUNTRUST PREFERRED CAPITAL I

LETTER OF CONSENT

LETTER OF CONSENT CONCERNING THE SOLICITATION OF CONSENTS

RELATING TO THE AMENDMENT OF THE DECLARATION OF TRUST

GOVERNING THE 5.853% FIXED-TO-FLOATING RATE NORMAL PPS,

LIQUIDATION AMOUNT $1,000 PER SECURITY

(CUSIP NO. 86800XAA6)

PURSUANT TO THE CONSENT SOLICATION STATEMENT DATED JUNE     , 2009

THE CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE 17, 2009, UNLESS OTHERWISE EXTENDED (SUCH TIME AND DATE, AS THEY MAY BE EXTENDED, THE “CONSENT DATE”). CONSENTS MAY BE REVOKED ON THE TERMS AND CONDITIONS SET FORTH IN THE CONSENT SOLICITATION STATEMENT REFERRED TO BELOW.

TO: D.F. King & Co., Inc. (as Information and Tabulation Agent)

By Hand, Mail or Overnight Delivery:	By Facsimile Transmission:	To Confirm Receipt Please Call:
	(212) 809-8838	(212) 493-6996
48 Wall Street 22nd Floor New York, NY 10005 Attn: Elton Bagley

The Consent Solicitation is made by SunTrust Banks, Inc. (“SunTrust”), sponsor of SunTrust Preferred Capital I, a Delaware statutory trust (the “Trust”), only to Holders (as defined below) as of the Record Date (as defined below) of the 5.853% Fixed-to-Floating Rate Normal PPS, liquidation amount $1,000 per security (CUSIP No. 86800XAA6) (the “Normal PPS”) issued and Outstanding pursuant to the Amended and Restated Declaration of Trust of SunTrust Preferred Capital I, among SunTrust, U.S. Bank National Association, as Property Trustee (the “Trustee”), U.S. Bank National Association, as Delaware Trustee, the Administrative Trustees named therein (collectively, the “Trustees”) and the several Holders of the Trust Securities, dated as of October 25, 2006 (the “Declaration of Trust”), as more fully described in the accompanying Consent Solicitation Statement dated June     , 2009 (the “Consent Solicitation Statement”) of SunTrust.

The term “Record Date” as used herein means 5:00 p.m. New York City time, on May 29, 2009, and the term “Holder” means each person shown on the records of the registrar for the Normal PPS as a registered holder on the Record Date. The Depository Trust Company (“DTC”) has authorized DTC Participants (“Participants”) set forth in the position listing of DTC as of the Record Date to execute Letters of Consent as if they were the Holders of the Normal PPS held of record in the name of DTC or the name of its nominee. Accordingly, for purposes of the Consent Solicitation, the term “Holder” shall be deemed to include such Participants. Capitalized terms used herein but not defined herein have the meanings given to them in the Consent Solicitation Statement or in the Declaration of Trust.

Holders of the Normal PPS and their duly designated proxies (“Duly Designated Proxies”) who wish to consent to the Proposed Amendments must deliver their properly completed and executed Letter of Consent by mail, first-class postage prepaid, hand delivery, overnight courier or by facsimile transmission to the Information and Tabulation Agent (not to the Trust, SunTrust, the Trustees or the Solicitation Agents) at its

address or facsimile number set forth above in accordance with the instructions set forth herein and in the Consent Solicitation Statement. However, SunTrust reserves the right (but is not obligated) to accept any Letters of Consent received by any other reasonable means or in any form that reasonably evidences the giving of consent to the Proposed Amendments.

Only Holders or their Duly Designated Proxies are eligible to consent to the Proposed Amendments. Any beneficial owner of Normal PPS who is not a Holder of such Normal PPS must arrange with the person who is the Holder or such Holder’s assignee or nominee to (i) execute and deliver a Letter of Consent on behalf of such beneficial owner or (ii) deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf.

Only Holders and their Duly Designated Proxies whose properly completed and executed Letters of Consent are received by the Information and Tabulation Agent on or prior to the Consent Date and who do not revoke their consent on or prior to the effectiveness of the Proposed Amendments will be entitled to receive the Consent Fee in the event the Proposed Amendments become effective. No other Holders will not be entitled to receive the Consent Fee, but all Holders will be bound by the Proposed Amendments if they become effective. Subject to the terms and conditions of the Consent Solicitation Statement and this Letter of Consent, SunTrust will pay the Consent Fee to the Consenting Holders as promptly as practicable after the Consent Date.

CONSENT TO THE PROPOSED AMENDMENTS

By execution hereof, the undersigned acknowledges receipt of the Consent Solicitation Statement and hereby represents and warrants that the undersigned is a Holder (or Duly Designated Proxy) of the Normal PPS indicated below and has full power and authority to take the action indicated below in respect of such Normal PPS. The undersigned will, upon request, execute and deliver any additional documents deemed by SunTrust to be necessary or desirable to perfect the undersigned’s consent to the Proposed Amendments.

The undersigned acknowledges that the undersigned must comply with the provisions of this Letter of Consent and complete the information required herein to consent validly to the Proposed Amendments.

Upon the terms and subject to the conditions set forth in the Consent Solicitation Statement, and in accordance with this Letter of Consent, the undersigned hereby consents to the Proposed Amendments (as defined in the Consent Solicitation Statement), and to the execution of an amendment to the Declaration of Trust effecting the Proposed Amendments. The undersigned acknowledges and agrees that the consent given hereby may not be revoked except in accordance with the procedures set forth herein and in the Consent Solicitation Statement (and agrees that it will not attempt to do so).

The undersigned acknowledges that the Proposed Amendments will become effective upon receipt by the Trust of the Requisite Consents on or prior to the Consent Date which have not been revoked and the execution and delivery of the amended Declaration of Trust by the Trust, SunTrust and the Trustees (which may occur prior to the Consent Date if the Requisite Consents are received before then).

Notwithstanding the foregoing, SunTrust reserves the right to withdraw the Consent Solicitation for any reason prior to the Consent Date.

The undersigned acknowledges that Letters of Consent delivered pursuant to any one of the procedures described under the heading “The Consent Solicitation—Procedures for Consenting” in the Consent Solicitation Statement and in the instructions included in this Letter of Consent will constitute a binding agreement between the undersigned and SunTrust upon the terms and subject to the conditions of the Consent Solicitation. The undersigned hereby agrees that it will not revoke any consent it grants hereby except in accordance with the procedures set forth herein and in the Consent Solicitation Statement.

Unless otherwise specified in the table below, this Letter of Consent relates to the total aggregate liquidation amount of Normal PPS held of record by the undersigned at the close of business on the Record Date. If this Letter of Consent relates to less than the total aggregate liquidation amount of Normal PPS so held, the undersigned must list on the table below the serial numbers (with respect to the Normal PPS not held by depositaries) and liquidation amount (in integral multiples of $1,000) of Normal PPS for which consent is given. If the space provided below is inadequate, list the certificate numbers and aggregate liquidation amounts on a separate signed schedule and affix the schedule to this Letter of Consent.

The undersigned authorizes the Information and Tabulation Agent to deliver this Letter of Consent and any proxy delivered in connection herewith to the Trust and the Trustees as evidence of the undersigned’s consent with respect to the Proposed Amendments and the execution of an amendment to the Declaration of Trust effecting the Proposed Amendments.

DESCRIPTION OF THE NORMAL PPS AS TO WHICH CONSENTS ARE GIVEN
Name and Address of Holder	Certificate Number(s)*	Aggregate Liquidation Amount of Normal PPS**	Liquidation Amount With Respect to Which Consents are Given**

Total: Liquidation Amount Consenting $
* Need not be completed if consents relate to Normal PPS that are held of record by depositaries.
**     Unless otherwise indicated in the column labeled “Liquidation Amount With Respect to Which Consents Are Given,”
         consents will be deemed to have been delivered in respect of the entire aggregate liquidation amount indicated in the column labeled “Aggregate Liquidation Amount of Normal PPS.” All liquidation amounts must be in multiples of
$1,000.

CONSENT FEE INSTRUCTIONS

Subject to the terms and conditions set forth herein and in the Consent Solicitation Statement, SunTrust agrees to make (directly or through its agent) a payment (the “Consent Fee”) to each Holder or Duly Designated Proxy whose valid and effective consent is received by the Information and Tabulation Agent on or prior to the Consent Date, is not subsequently properly revoked prior to the effectiveness of the Proposed Amendments and is accepted by SunTrust, which shall be equal to $3.75 per $1,000 liquidation amount of Normal PPS as to which such consent relates.

The Consent Fee will be paid pursuant to the procedures described herein and under “The Consent Solicitation—Consent Fee” in the Consent Solicitation Statement. Subject to the satisfaction or waiver of the conditions to the Consent Solicitation, the Consent Fee will be paid only to Holders and Duly Designated Proxies whose Letters of Consent are received by the Information and Tabulation Agent on or prior to the Consent Date and are not revoked prior to the effectiveness of the Proposed Amendments. Holders and Duly Designated Proxies whose Letters of Consent are not received by the Information and Tabulation Agent on or prior to the Consent Date will NOT be entitled to a Consent Fee. The method of delivery of all documents, including fully executed Letters of Consent, is at the election and risk of the Holder or Duly Designated Proxy.

In order for a consent to be valid and effective, (a) the Letter of Consent must be properly completed, executed and received by the Information and Tabulation Agent on or prior to the Consent Date and (b) the consent must not thereafter be properly revoked as provided herein and in the Consent Solicitation Statement. Payment of the Consent Fee is contingent upon (i) receipt on or prior to the Consent Date of the Requisite Consents, such consents not being properly revoked and (ii) the absence of any law or regulation which would, and the absence of any injunction or action or other proceeding (pending or threatened) that (in the case of any action or proceeding if adversely determined) would, make unlawful or invalid or enjoin the implementation of the Proposed Amendments or the payment of the Consent Fee or that would question the legality or validity thereof. SunTrust will pay the Consent Fee as promptly as practicable after the Proposed Amendments become effective.

Please indicate below to whom the Consent Fee should be paid.

WIRE TRANSFER INSTRUCTIONS

To be completed ONLY if the wire transfer(s) for the applicable Consent Fee is (are) to be sent.

Bank Name:

City, State:

ABA or Bank Number:

Swift Code:

Account Name:

Re:

SPECIAL PAYMENT INSTRUCTIONS

To be completed ONLY if the Consent Fee in respect of any consent given hereby is to be issued in the name of and sent to someone other than the undersigned.* Issue Payment to:

Name: ____________________________________________
(Please Print)
Address: __________________________________________

_________________________________________________

_________________________________________________

_________________________________________________
(Include Zip Code)

(Taxpayer Identification or Social Security No.)

* If payment is to be made by wire transfer, please complete the wire transfer instructions provided above

IMPORTANT—READ CAREFULLY

If this Letter of Consent is executed by the Holder, it must be executed in exactly the same manner as the name of the Holder appears on the Normal PPS. An authorized Participant must execute this Letter of Consent exactly as its name appears on DTC’s position listing as of the Record Date. If the Normal PPS are held of record by two or more joint Holders, all such Holders must sign the Letter of Consent. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Holder acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit proper evidence satisfactory to the Trust of such person’s authority to so act. If the Normal PPS are registered in different names, separate Letters of Consent must be executed covering each form of registration. If a Letter of Consent is executed by a person other than the Holder, then such person must have been authorized by proxy or in some other manner acceptable to the Trust to deliver consents with respect to the applicable Normal PPS on behalf of the Holder.*

SIGN HERE

Signature(s)

Date:

Name(s)

(Please Print)

Capacity (full title):

Address:
(Include Zip Code)

Area Code and Telephone No.:

Tax Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S)
(If required, see instructions 5 and 6 below)

Authorized Signature:

Name and Title:
(Please Print)

Dated:

Name of Firm:

*If payment is to be made by wire transfer, please complete the wire transfer instructions provided above

FORM OF PROXY WITH RESPECT TO THE CONSENT SOLICITATION

The undersigned hereby irrevocably appoints                                               as attorney and proxy of the undersigned, with full power of substitution, to execute and deliver the Letter of Consent on which this form of proxy is set forth with respect to the Normal PPS in accordance with the terms of the Consent Solicitation described in the Consent Solicitation Statement, with all the power the undersigned would possess if consenting personally. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST. The aggregate liquidation amount and serial numbers of Normal PPS as to which this Proxy is given are set forth below.

Aggregate Liquidation Amount of Normal PPS(s)	Certificate Number(s)*

*Certificate Number(s) need not be provided by Holders whose Normal PPS are held of record by DTC.

IMPORTANT—READ CAREFULLY

This proxy must be signed by the Holder(s) as their name(s) appear on the Certificates for the Normal PPS. If there are two or more Holders, each should sign. If a signatory is a corporation, please give full corporate names and have a duly authorized officer sign, stating title. If a signatory is a partnership or trust, please sign in the partnership or trust name by a duly authorized person. If signature is by a trustee, executor, administrator, guardian, attorney-in-act, officer or other person acting in a fiduciary or representative capacity, please set forth full name. See Instruction 5.

PLEASE SIGN BELOW
(See Instructions 1 and 5)
X:

X:

Signature(s) of Owner(s)

Dated:	, 2009

PLEASE TYPE OR PRINT INFORMATION BELOW

Name(s):

Capacity:

Address:

(Including Zip Code)

Area Code and Telephone Number:

Signature(s) Guaranteed
(If Required, see Instructions 5 and 6)

SIGNATURE GUARANTEE by an Eligible Institution:	_____________________________________________________________________________________________________
(Authorized Signature)

_____________________________________________________________________________________________________
(Title)

_____________________________________________________________________________________________________
(Name of Firm)

Dated: , 2009

INSTRUCTIONS FOR CONSENTING HOLDERS

(FORMING PART OF THE TERMS AND CONDITIONS OF THE CONSENT SOLICITATION)

1. Delivery of this Letter of Consent. Subject to the terms and conditions set forth herein and in the Consent Solicitation Statement, a properly completed and duly executed copy of this Letter of Consent and other documents required by this Letter of Consent must be received by the Information and Tabulation Agent at its address or facsimile number set forth on the cover hereof on or prior to the Consent Date. The method of delivery of this Letter of Consent and all other required documents to the Information and Tabulation Agent is at the risk of the Holder or Duly Designated Proxy, and the delivery will be deemed made only when actually received by the Information and Tabulation Agent. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Consent should be sent to any person other than the Information and Tabulation Agent. However, SunTrust reserves the right (but is not obligated) to accept any Letters of Consent received by any other reasonable means or in any form that reasonably evidences the giving of consent to the Proposed Amendments.

Any beneficial owner of Normal PPS who is not a Holder of such Normal PPS must arrange with the person who is the Holder (e.g., the beneficial owner’s broker, dealer, commercial bank, trust company or other nominee institution) or such Holder’s assignee or nominee to (i) execute and deliver this Letter of Consent on behalf of such beneficial owner or (ii) deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf.

2. Consent Date. The Consent Solicitation expires at 5:00 p.m. New York City time, on June 17, 2009, unless SunTrust, in its sole discretion, extends the period during which the Consent Solicitation is open, in which case the term “Consent Date” shall mean the latest date and time as so extended. In order to extend the Consent Date, SunTrust will notify the Information and Tabulation Agent in writing or orally of any extension and will make a public announcement thereof by press release, in each case prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Consent Date. SunTrust may extend the Consent Solicitation on a daily basis or for such specified period of time as it determines in its sole discretion. Failure by any Holder, Duly Designated Proxy or beneficial owner of the Normal PPS to be so notified will not affect the extension of the Consent Solicitation.

3. Questions Regarding Validity, Form, Legality, etc. All questions as to the form of all documents and the validity and eligibility (including time of receipt) and acceptance of consents and revocations of consents of Normal PPS will be determined by SunTrust, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent consents will not be considered valid. SunTrust reserves the absolute right to reject any or all consents of Normal PPS that are not in proper form or the acceptance of which would, in SunTrust’s opinion, be unlawful. SunTrust also reserves the right to waive any defects, irregularities or conditions of consent as to the Normal PPS. A waiver of any defect or irregularity with respect to the consent in respect of one Normal PPS shall not constitute a waiver of the same or any other defect or irregularity with respect to the consent in respect of any other Normal PPS except to the extent SunTrust may otherwise so provide. SunTrust’s interpretations of the terms and conditions of the Consent Solicitation, including the instructions in this Letter of Transmittal, will be final and binding. No consent as to any Normal PPS will be deemed to have been validly made until all defects or irregularities with respect to such Normal PPS have been cured or waived by SunTrust. All consenting Holders, by execution of this Letter of Transmittal or a facsimile hereof, waive any right to receive notice of the acceptance of their consent. None of the Trust, SunTrust, the Solicitation Agents, the Information and Tabulation Agent or any other person will be under any duty to give notice of any defects or irregularities in consents or will incur any liability for failure to give any such notice.

4. Holders Entitled to Consent. Only a Holder (or its Duly Designated Proxy) or another person who has complied with the procedures set forth below may execute and deliver a Letter of Consent. Any beneficial owner or registered holder of the Normal PPS who is not the Holder thereof (e.g., the beneficial owner’s broker, dealer, commercial bank, trust company or other nominee institution) must arrange with such Holder(s) or such Holder’s assignee or nominee to (i) execute and deliver this Letter of Consent to the Information and Tabulation Agent on behalf of such beneficial owner or (ii) deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf. For purposes of the Consent Solicitation, the term “Holder” shall be deemed to include Participants through which a beneficial owner’s Normal PPS may be held of record as of the Record Date in DTC. A consent by a Holder or Duly Designated Proxy is a continuing consent notwithstanding that ownership of a

Normal PPS has been transferred subsequent to the Record Date, unless the Holder or Duly Designated Proxy timely revokes the prior consent in accordance with the procedures set forth herein and in the Consent Solicitation Statement.

5. Signatures on this Letter of Consent. If this Letter of Consent is signed by the Holder(s) of the Normal PPS with respect to which this Letter of Consent is given, the signature(s) of such Holder(s) must correspond with the name(s) as contained on the books of the register maintained by The Bank of New York Mellon Trust Company, N.A. or as set forth in DTC’s position listing without alteration, enlargement or any change whatsoever.

If any of the Normal PPS with respect to which this Letter of Consent is given were held of record on the Record Date by two or more joint Holders, all such Holders must sign this Letter of Consent. If any Normal PPS with respect to which this Letter of Consent is given have different Holders, it will be necessary to complete, sign and submit as many separate copies of this Letter of Consent and any necessary accompanying documents as there are different Holders.

If this Letter of Consent is signed by trustees, executors, administrators, guardians, Duly Designated Proxies, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons must indicate such fact when signing and must, unless waived by SunTrust, submit evidence satisfactory to SunTrust of their authority to so act along with this Letter of Consent.

6. Signature Guarantees. All signatures on this Letter of Consent must be guaranteed by a firm or other entity identified in Rule l7Ad-15 under the Exchange Act of 1934, as amended, including (as such terms are defined therein): (a) a bank; (b) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (c) a credit union; (d) a national securities exchange, registered securities association or clearing agency; or (e) a savings institution that is a participant in a Securities Transfer Association recognized program (each an “Eligible Institution”). However, signatures need not be guaranteed if this Letter of Consent is given by or for the account of an Eligible Institution. If the Holder of the Normal PPS is a person other than the signer of this Letter of Consent, see Instruction 4.

7. Revocation of Consent. Any Holder (or Duly Designated Proxy) of Normal PPS as to which a consent has been given may revoke such consent as to such Normal PPS or any portion of such Normal PPS (in integral multiples of $1,000 liquidation amount) by delivering a written notice of revocation to the Information and Tabulation Agent at any time prior to the effectiveness of the Proposed Amendments (which may occur prior to the Consent Date). Any notice of revocation received after the effectiveness of the Proposed Amendments will not be effective, even if received prior to the Consent Date. The transfer of the Normal PPS after the Record Date will not have the effect of revoking any consent theretofore validly given by a Holder of such Normal PPS or Duly Designated Proxy, and each properly completed and executed Letter of Consent will be counted notwithstanding any transfer of the Normal PPS to which such consent relates, unless the procedure for revoking consents described below has been complied with.

To be effective, a notice of revocation must be in writing, must contain the name of the Holder or Duly Designated Proxy, as the case may be, the Normal PPS to which it relates, and the aggregate liquidation amount of the Normal PPS to which it relates and must be (a) signed in the same manner as the original Letter of Consent or (b) accompanied by a duly executed proxy or other authorization (in form satisfactory to SunTrust). Revocation of consents must be sent to the Information and Tabulation Agent at its address set forth in this Letter of Consent.

To be effective, the revocation must be executed by the Holder in the same manner as the name of such Holder appears on the books of the register maintained by The Bank of New York Mellon Trust Company, N.A. or as set forth in DTC’s position listing without alteration, enlargement or any change whatsoever. If a revocation is signed by a trustee, executor, administrator, guardian, Duly Designated Proxy, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must indicate such fact when signing and must, unless waived by SunTrust, submit with the revocation appropriate evidence of authority to execute the revocation. A revocation of the consent will be effective only as to the Normal PPS listed on the revocation and only if such revocation complies with the provisions of this Letter of Consent and the Consent Solicitation Statement. Only a Holder (or Duly Designated Proxy) is entitled to revoke a consent previously given. A beneficial owner of the Normal PPS must arrange with the Holder to execute and deliver on its behalf a revocation of any consent already given with respect to such Normal PPS. A transfer of Normal PPS after the Record Date must be accompanied by a duly executed proxy from the relevant Holder if the subsequent transferee is to have revocation rights with respect to the relevant consent to the Proposed Amendments. A purported notice of revocation that is not received by the Information and Tabulation Agent in a timely fashion and accepted by SunTrust as a valid revocation will not be effective to revoke a consent previously given.

A revocation of a consent may not be rescinded. A Holder or Duly Designated Proxy who has delivered a revocation may thereafter deliver a new Letter of Consent by following one of the described procedures at any time prior to the Consent Date.

Prior to the earlier of (i) the effectiveness of the Proposed Amendments (which may occur prior to the Consent Date) or (ii) the Consent Date, SunTrust intends to consult with the Information and Tabulation Agent to determine whether the Information and Tabulation Agent has received any revocations of consents. SunTrust reserves the right to contest the validity of any revocations.

8. TIN and Backup Withholding. U.S. federal income tax law generally requires that a Holder receiving the Consent Fee must provide the Information and Tabulation Agent (as payor) with such Holder’s correct TIN, which, in the case of a Holder who is an individual, is generally such Holder’s social security number, or otherwise establish an exemption from backup withholding. If the Information and Tabulation Agent is not provided with the correct TIN or an adequate basis for an exemption, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) and backup withholding in an amount equal to 28% of the amount of any reportable payments pursuant to the Consent Solicitation and payment of the Consent Fee. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.

To prevent backup withholding, each consenting Holder that is a U.S. person must provide such Holder’s correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (a) the Holder is exempt from backup withholding, (b) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the Holder that such Holder is no longer subject to backup withholding. Such Holder must also certify that such Holder is a “U.S. person” as defined under the Internal Revenue Code of 1986, as amended, and applicable Treasury regulations.

If a Holder that is a U.S. person does not have a TIN, such Holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”) for directions on applying for a TIN, write “Applied For” in the space for the TIN in Part I of the Substitute Form W-9 attached herein, and sign and date the Substitute Form W-9. If the Holder does not provide such Holder’s TIN to the Information and Tabulation Agent by the date any reportable payments are due, the payments will be subject to backup withholding at a rate of 28%. Note: Writing “Applied For” on the form means that the Holder has already applied for a TIN or that such Holder intends to apply for one in the near future.

If the Normal PPS are held in more than one name or are not in the name of the actual owner, consult the Guidelines for information on which TIN to report.

Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Holder that is a U.S. person should check the box titled “Exempt from backup withholding” on the Substitute Form W-9. See the Guidelines for additional directions. In order for a non-U.S. holder to qualify as exempt, such person must submit a completed applicable IRS Form W-8BEN, W-8ECI, W-8EXP or W-8IMY, as the case may be, signed under penalties of perjury attesting to such exempt status. Such form may be obtained from the Information and Tabulation Agent or the IRS at its website: www.irs.gov.

To ensure compliance with Treasury Department Circular 230, each Holder and Duly Designated Proxy is hereby notified that: (a) any discussion of U.S. federal tax issues in this Letter of Consent is not intended or written to be used, and cannot be used, by such Holder for the purpose of avoiding penalties that may be imposed on such Holder under the Internal Revenue Code; (b) any such discussion has been included by

SunTrust in connection with the promotion or marketing (within the meaning of Circular 230) by SunTrust of the transaction or matters described herein, namely the Consent Solicitation; and (c) each such Holder should seek advice based on its particular circumstances from an independent tax advisor.

9. Waiver of Conditions. SunTrust, subject to applicable law, expressly reserves the absolute right, in its sole discretion, to amend or waive any of the terms or conditions to the Consent Solicitation, in whole or in part, at any time and from time to time, or to terminate the Consent Solicitation prior to effectiveness of the Proposed Amendments.

10. Requests for Assistance or Additional Copies. Questions and requests for assistance relating to the procedures regarding the Consent Solicitation and requests for additional copies of the Consent Solicitation Statement and this Letter of Transmittal may be directed to the Information and Tabulation Agent at the address and telephone numbers below:

D.F. King & Co., Inc.

48 Wall Street

22nd Floor

New York, New York 10005

Banks and brokers call: (212) 269-5550 (collect)

All others call: (800) 735-3107 (toll free)

TO BE COMPLETED BY ALL TENDERING U.S. HOLDERS OF SECURITIES

PAYER’S NAME: D. F. King & Co., Inc.

Name (if in joint names, list first and circle the name of the person or entity whose number you enter in Part I as provided in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”))

Business Name (Sole proprietors, see the instructions in the enclosed Guidelines)

Check appropriate box:	☐ Individual/Sole Proprietor	Exempt from backup withholding ☐

☐ Corporation

☐ Partnership

☐ Limited Liability Company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership)

☐ Other
Address
SUBSTITUTE	Part I-TIN Enter your TIN in the appropriate box at right. (For most individuals, this is your social security number. If	Social security number
FORM W-9	you do not have a number, see Obtaining a Number in the enclosed Guidelines). Certify by signing and dating below.	OR Employer identification number
Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Note: If the account is in more than one name, see chart in the enclosed Guidelines to determine which number to enter.	OR If awaiting TIN write “Applied For”

Part II-Certification-Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)    I am a U.S. citizen or other U.S. person (defined in the Guidelines).

Certification Instructions: You must cross out item (2) above if the IRS has notified you that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE	DATE , 2009

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN

PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such application in the near future. I understand that, notwithstanding the information I provided in Part II of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me will be subject to a 28% backup withholding tax unless I provide a properly certified taxpayer identification number.

Signature	Date , 2009

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING TAX OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 AND CONTACT YOUR TAX ADVISOR FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE

FORM W-9

Definition of a U.S. Person

For U.S. federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,

•	A partnership, corporation, company or association created or organized in the United States or under the laws of the United States,

•	An estate (other than a foreign estate), or

•	A domestic trust (as defined in Treasury Regulations section 301.7701-7).

Guidelines for Determining the Proper Identification Number to Give the Payer

Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give SunTrust.

For this type of account	Give the TAXPAYER IDENTIFICATION number of—	For this type of account	Give the TAXPAYER IDENTIFICATION number of—

1. An individual’s account	The individual	7. A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title) (4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	8. Corporation or LLC electing corporate status on Form 8832	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	9. Association, club, religious, charitable, educational, or other tax exempt organization account	The organization

4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)	10. Partnership or multimember LLC not electing corporate status on Form 8832	The partnership

b. So-called trust account that is not a legal or valid trust under state law	The actual owner (1)	11. A broker or registered nominee	The broker or registered nominee

5. Sole proprietorship account or single owner limited liability company (“LLC”)	The owner (3)	12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school	The public entity

district, or prison) that receives agricultural program payments

6. Disregarded entity not owned by an individual	The owner
(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name and you may also enter your business or “DBA” name on the “Business Name” line. You may use either your social security number or employer identification number (if you have one). If you are a sole proprietor, the IRS encourages you to use your social security number.

(4)	List first and circle the name of the legal trust, estate, or pension trust.

Note:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER

ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a TIN, apply for one immediately. To apply for a social security number, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov or by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

Payees Exempt From Backup Withholding

The following payees are exempt from backup withholding:

•

An organization exempt from tax under section 501 (a) of the Internal Revenue Code of 1986, as amended (the “Code”), an individual retirement arrangement (“IRA”), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•	A foreign government, or any of its political subdivisions, agencies, or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include the following:

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A real estate investment trust.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A common trust fund operated by a bank under section 584(a) of the Code.

•	A financial institution.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

Payments of interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in section 6049(b)(5) of the Code to non-resident aliens.

•	Payments made by certain foreign organizations.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR NAME (as described above), CHECK THE APPROPRIATE BOX FOR YOUR STATUS, CHECK THE BOX TITLED “EXEMPT FROM BACKUP WITHHOLDING,” SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6045, 6049, 6050A, and 6050N of the Code.

Privacy Act Notice—Section 6109 of the Code requires most recipients to provide your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalties for Failure to Furnish Taxpayer Identification Number—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Number—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

Requests for assistance in completing and delivery of this Letter of Consent or for additional copies of the Consent Solicitation Statement, this Letter of Consent or other related documents should be directed to the Information and Tabulation Agent:

D.F. King & Co., Inc.

48 Wall Street

22nd Floor

New York, NY 10005

Banks and Brokerage Firms, Please Call: (212) 269-5550

All Others Call Toll-free: (800) 735-3107